SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2003

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880
(Commission File Number)	(I.R.S. Employer Identification No.)

555 Brooksbank North Vancouver, British Columbia V7J 3S5 And 2700 Colorado Avenue, Suite 200 Santa Monica, California 90404 (Address of principal executive offices)

(604) 983-5555

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT 23.1

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      On March 1, 2004, we filed a Current Report on Form 8-K/A to provide certain financial information required by Items 7(a) and (b). Attached hereto as Exhibit 23.1 is PricewaterhouseCoopers LLP’s consent to incorporate their independent auditor reports filed on March 1, 2004 into specified reports filed under the Securities Act of 1933, as amended.

      (c) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ JAMES KEEGAN

Name: James Keegan
Title: Chief Financial Officer

Date March 1, 2004

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